UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2006
                                                        (February 17, 2006)

                             ----------------------

                                DST SYSTEMS, INC.
             (Exact Name of registrant as specified in its charter)

                             ----------------------

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-14036                                          43-1581814
(Commission File Number)                       (IRS Employer Identification No.)

333 West 11th Street, Kansas City, Missouri                 64105
(Address of principal executive offices)                  (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report).

                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 1.01 Entry into a Material Definitive Agreement

     DST Systems, Inc. ("DST") has entered into the First Amendment to Credit Agreement, dated as of February 17, 2006 (the "Amendment"), to its credit agreement dated as of June 28, 2005 (the "Credit Agreement"). The amendment is among DST, the lenders identified in the amendment and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender. A copy of the Amendment is filed as Exhibit 10.1 to this Form 8-K.

     The Amendment amends the Credit Agreement to: (i) subject to certain conditions, allow DST to request an increase of up to $600 million in the aggregate revolving commitment, and (ii) clarify that DST is allowed to use cash and/or DST stock to settle both the principal and accrued interest portion of DST's Series A and B convertible senior debentures (upon conversion or otherwise) and use DST stock to settle any conversion premium payable upon any conversion of DST's Series A and B convertible senior debentures.

     The above description of the Amendment is qualified in its entirety by reference to the terms of the Amendment attached hereto as Exhibit 10.1.


ITEM 9.01 Financial Statements and Exhibits

(c). Exhibits.

Exhibit
Number              Description
---------------     ------------------------------------------------------------
10.1                First  Amendment to Credit  Agreement,  dated as of February
                    17, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of February, 2006.


                                        DST SYSTEMS, INC.


                                        By:  /s/ Randall D. Young
                                           -------------------------------------
                                        Name:  Randall D. Young
                                        Title: Vice President, General Counsel
                                               and Secretary